1145120_1.DOC

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2004

Southern Star Central Corp.

______________________

(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o AIG Highstar Capital, L.P., 599 Lexington Avenue, 25th Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (646) 735-0500

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Item 5.

Other Events and Regulation FD Disclosure

On March 18, 2004, Southern Star Central Corp. announced an investor conference call regarding its fiscal year 2003 results on March 19, 2004  at 10:00 a.m. Eastern Standard Time.

Item 7.

Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.

Description

99.1

Press Release, dated March 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2004	SOUTHERN STAR CENTRAL CORP. /s/ Michael Walsh ____________________________ Michael Walsh Treasurer